EXHIBIT 32(b) - SECTION 1350 CERTIFICATION (CFO)


                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    In connection with the Quarterly Report of Monarch Services, Inc. (the "Company") on Form 10-QSB for the quarter ending October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marshall Chadwell, the Chief Financial Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

    (1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 15, 2004

/s/   Marshall Chadwell
----------------------------
Marshall Chadwell
Chief Financial Officer